                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 15, 2006
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                       HEALTH BENEFITS DIRECT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    333-123081                98-0438502
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)

  5 Radnor Corporate Center, Suite 555, Radnor, PA                19087
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     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (610) 971-6197
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On May 15, 2006, Health Benefits Direct Corporation (the "Company")
received the landlord's consent, dated April 18, 2006, to a Sublease Agreement, dated March 7, 2006, as amended, with World Travel Partners I, LLC, a Georgia limited liability company, for approximately 13,773 square feet of office space located on the 7th floor at 1120 Avenue of the Americas, New York, New York (the
"Sublease"). The initial term of the Sublease terminates on December 30, 2010.
The monthly rent increases every 12 months, starting at approximately $303,000 and ending at approximately $341,000. In connection with the Sublease, the
Company provided a $151,503 letter of credit to the sublandlord as a security deposit for the Company's obligations under the Sublease. A copy of the Sublease is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
               AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          Item 1.01 is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)       Exhibits.

     The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

       Exhibit No.                        Description
       -----------                        -----------

          10.1       Sublease, dated March 7, 2006, between Health Benefits
                     Direct Corporation and World Travel Partners I, LLC

          10.2       First Amendment to Sublease, dated April 18, 2006, between
                     Health Benefits Direct Corporation and World Travel
                     Partners I, LLC

          10.3       Letter Agreement, dated April 18, 2006, among World Travel
                     Partners I, LLC, Health Benefits Direct Corporation, and
                     1120 Avenue of the Americas, LLC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 19, 2006                       HEALTH BENEFITS DIRECT CORPORATION

                                          By: /s/ Anthony Verdi
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                                              Anthony Verdi
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

       Exhibit No.                        Description
       -----------                        -----------

          10.1       Sublease, dated March 7, 2006, between Health Benefits
                     Direct Corporation and World Travel Partners I, LLC

          10.2       First Amendment to Sublease, dated April 18, 2006, between
                     Health Benefits Direct Corporation and World Travel
                     Partners I, LLC

          10.3       Letter Agreement, dated April 18, 2006, among World Travel
                     Partners I, LLC, Health Benefits Direct Corporation, and
                     1120 Avenue of the Americas, LLC